Exhibit 10.17.1

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

The Preparer of this document has made no investigation of the following matters: The accuracy of the legal description used herein; whether the Grantor is the correct owner of the property; whether the party signing on behalf of the Grantor is authorized to sign on behalf of the Grantor; any title matters whatsoever. This instrument was prepared based on information furnished by the parties, and no independent title search has been made.

RENEWAL, EXTENSION, AND MODIFICATION OF REAL ESTATE NOTE AND LIEN

DATE: Effective March 12, 2019

NOTE

DATE: March 12, 2010
ORIGINAL AMOUNT: $475,000.00
MAKER: Cibolo Rodeo, Ltd., a Texas limited partnership
PAYEE: Tamir Enterprises, Ltd.
UNPAID PRINCIPAL AND INTEREST: $351,417.78
ORIGINAL DATE OF MATURITY: As therein set forth

HOLDER OF NOTE AND LIEN: Tamir Enterprises, Ltd.

HOLDER'S ADDRESS: P. O. Box 782129, San Antonio, TX 78278-2129

OBLIGOR: Cibolo Rodeo, Ltd.

OBLIGOR'S ADDRESS: 400 W. Illinois, Suite 950, Midland, TX 79701

NOTE AND LIEN ARE DESCRIBED IN THE FOLLOWING DOCUMENTS, RECORDED IN:
A Renewal and Extension Deed of Trust dated March 12, 2010, recorded in Vol. 2853, page 0811, Document No. 10-004997, said note and lien renewed, extended and modified in instrument dated March 1, 2013, recorded in Vol. 4150, page 155, Document No. 13-21671, all in the Real Property Records of Guadalupe County, Texas.

PROPERTY (INCLUDING ANY IMPROVEMENTS) SUBJECT TO LIEN:

Lot 1, Block 6, Cibolo Valley Ranch Subdivision, Unit 1, City of Cibolo, Guadalupe County, Texas, according to the map or plat thereof, recorded in Volume 6, page 596, of the Map and Plat Records of Guadalupe County, Texas.

TERMS OF EXTENSION OF MATURITY:

Cibolo Rodeo, Ltd., as Obligor, now desires to extend, rearrange or modify the time or manner of payment of said note and to extend and carry forward said liens on said property, and

need to pick up original from 3/6/20

Tamir Enterprises, Ltd., the legal owner and holder of said note and of the liens securing the same, in consideration of the premises and at the request of the Undersigned has agreed to extend, rearrange or modify the time or manner of payment of said note as hereinafter provided;

In consideration of the extension, rearrangement or modification of the time or manner of payment of said note as hereinafter set forth by the legal owner and holder thereof, the Undersigned hereby renews said note and indebtedness and promises to pay to the order of Tamir Enterprises, Ltd., in the City of San Antonio, Bexar County, Texas, the sum of $351,417.78 (being the present unpaid balance of said note), together with interest thereon at the rate of set forth as follows:

ANNUAL INTEREST RATE ON UNPAID PRINCIPAL FROM DATE OF FUNDING: 12.0% per annum plus 2% per annum interest accruing

TERMS OF PAYMENT: Interest only shall be due and payable monthly as it accrues, on the TWELFTH (12TH) day of each and every calendar month, commencing APRIL 12, 2019, at a pay rate of 12% per annum, until MARCH 12, 2022, when the entire amount hereof, principal and interest then remaining unpaid, shall be then due and payable; interest being calculated on the unpaid principal to the date of each installment paid and the payment made credited first to the discharge of the interest accrued and the balance to the reduction of the principal.

In addition to 12% interest being paid monthly, additional interest of 2% per annum shall occur and shall be due and payable upon the earlier of a prepayment of the note prior to maturity, the acceleration of the note due to a default, or the maturity of the note according to its terms.

The Maker hereof reserves the right to prepay this note in any amount at any time prior to maturity without penalty.

Maker shall advise Payee of its intent to prepay the Note balance by requesting a loan payoff statement at least 7 business days in advance of the anticipated Note payment date.

Partial Invalidity. In the event any portion of the sums hereby loaned cannot be lawfully secured by the Deed of Trust securing this Note, payments in reduction of such sums shall be applied first to those portions not secured by the Deed of Trust. In the event that any applicable law limiting the amount of interest or other charges permitted to be collected is interpreted so that any charge provided for in this Note, or the Deed of Trust securing same, whether considered separately or together with other charges that are considered a part of this Note and the Deed of Trust securing same, violates such law by reason of the acceleration of the indebtedness herein set forth, or for any other reason, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts of such interest or other charges previously paid to Lender in excess of the amounts permitted by applicable law shall be applied by Lender to reduce the principal of the indebtedness evidenced by this Note, or, at Lender's option, be refunded.

The Undersigned hereby extends said liens on said property until said indebtedness and note as so renewed, extended or modified has been fully paid, and agrees that such extension, rearrangement or modification shall in no manner affect or impair said note or the liens securing the same and that said liens shall not in any manner be waived, the purpose of this instrument being simply to extend, rearrange or modify the time or manner of payment of said note and indebtedness and to carry forward all liens securing the same, which are acknowledged by the Undersigned to be valid and subsisting, and the Undersigned further agrees that all terms and provisions of said original note and of the instrument or instruments creating or fixing the liens securing the same shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein.

Nothing in this Extension of Real Estate Note and Lien shall authorize the collection of interest in excess of the highest rate allowed by law. All agreements between Obligor and Holder are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to Holder for the use, forbearance, or detention of the money to be lent hereunder exceed the maximum amount permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof at the time such performance is due would involve transcending the limit of validity prescribed by law, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstances Holder shall receive as interest an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing hereunder, or shall be refunded, but shall not be applied to payment of interest. The provisions of this paragraph will control all agreements between Obligor and Holder.

In consideration of the LENDER'S extension and rearrangement of the manner of payment of the Note and the Indebtedness as set forth herein, and the other benefits received by BORROWER hereunder, BORROWER hereby waives, releases and terminates all claims, or right to claim, whether known or unknown, that LENDER or any other party has charged, collected or received usurious interest under the Note, the Indebtedness, the Liens, the Other Liens and/or the Loan Documents (as hereinafter defined), or otherwise, and hereby agrees that BORROWER shall have no right or power, hereby waiving such rights and/or power, to bring any claim or pursue any cause of action against LENDER on any claim of usury. In further consideration hereof, BORROWER hereby RELEASES, RELINQUISHES, and FOREVER DISCHARGES LENDER, as well as LENDER'S predecessors, successors, assigns, agents, officers, directors, employees, and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which BORROWER may have against LENDER and/or LENDER'S predecessors, successors, assigns, agents, officers, directors, employees and representatives arising out of or with respect to any and all transactions relating to the Note, the Indebtedness, the Liens, the Other Liens and/or the Loan Documents occurring prior to the date hereof, including, without limitation, any loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or resulting from the acts, actions and/or omissions of LENDER and/or LENDER'S predecessors, successors, assigns, agents, officers, directors, employees and representatives, and including any injury, damage, liability, loss, expense, cost and/or claim in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding a loan commitment, undue influence, duress, economic coercion, conflict of interest, negligence of LENDER and/or LENDER'S predecessors, successors, assigns, agents, officers, directors, employees and representatives, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, any deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note, attempting to foreclose on any collateral relating to the Note and/or any other cause.

This Note is not assumable. If all or any part of the real property herein described is sold, transferred, leased for a period longer than 3 years, or otherwise conveyed, including by contract of sale, without Payee's prior written consent, which consent may be withheld in Payee's sole discretion, then the Payee may at its option declare the outstanding principal balance of the Note, plus accrued interest, to be immediately due and payable.

The Maker herein agrees to furnish the Noteholder, on or before the date taxes are due, copies of tax receipts for taxes due on the property herein described reflecting that said taxes have been paid. Further, the Maker herein agrees to furnish the Noteholder up-to-date policies or renewals of policies of insurance in an amount of at least the Note, insuring all improvements upon the herein described real property against loss or damage by fire and windstorm, and any other hazard which Noteholder may reasonably require, and naming

Noteholder in a mortgage indemnity clause. In the event Maker fails to furnish proof of payment of taxes and/or proof of payment of insurance as set forth above, then Payee may, at its sole discretion, charge Maker the sum of $50 for its fees and costs incurred as the result of Maker's noncompliance with this paragraph.

At the option of the Payee, the Payee may request the Maker to pay to the Payee on the day payments are due under this Note, a sum ("Funds") equal to an appropriate proportion of the yearly taxes and assessments, plus an appropriate proportion of yearly premium installments for hazard insurance, all as reasonably estimated initially and from time to time by the Payee on the basis of assessments and bills and reasonable estimates thereof.

Maker shall pay a charge of $30 for any check returned for any reason.

Late charges, fees incurred for failure to furnish proof of insurance or taxes, and returned check charges may be deducted from monthly payments prior to the application of the payment received for principal and interest.

IN THE EVENT ANY INSTALLMENT OF THE NOTE SHALL BECOME OVERDUE FOR A PERIOD OF TEN (10) DAYS A CHARGE OF FIVE (5.0%) PER CENT OF THE TOTAL MONTHLY PAYMENT FOR EACH MONTH SO OVERDUE MAY BE CHARGED BY THE HOLDER OF THE NOTE FOR THE PURPOSE OF DEFRAYING THE EXPENSE INCIDENT TO HANDLING SUCH DELINQUENT PAYMENTS. THIS LATE CHARGE IS NOT A GRACE PERIOD, AND ALL INSTALLMENTS ARE DUE PROMPTLY ON THEIR DUE DATE. FAILURE TO PAY INSTALLMENTS PROMPTLY ON THEIR DUE DATE MAY CONSTITUTE A DEFAULT UNDER THE NOTE.

ALL PAYMENTS HEREUNDER SHALL BE APPLIED FIRST TO UNPAID FEES, COSTS AND EXPENSES THEN DUE AND PAYABLE UNDER THE NOTE OR DEED OF TRUST, SECOND TO ACCRUED INTEREST DUE AND PAYABLE UNDER THE NOTE, AND FINALLY TO REDUCE THE PRINCIPAL AMOUNT OUTSTANDING.

Notice Provision: Obligor expressly covenants and agrees that its address for all notices shall be its address as set forth on Page 1 of this document, and shall remain the address for notices unless Obligor requests IN WRITING that the notice be sent to a different address.

Maker/Obligor agrees that in consideration of the loan secured by this Note and the Deed of Trust securing same, it will at its sole cost provide an appraisal of the Property satisfactory to International Bank of Commerce, prepared by an appraiser acceptable to International Bank of Commerce and dated within the time period required by International Bank of Commerce.

It is specifically agreed and understood that the creation of a lien against the property described herein for the purpose of paying ad valorem taxes on the property shall be a default hereunder and Holder of the Lien may immediately commence proceedings to protect its lien position.

Transfer of Tax Liens. Borrower(s) shall not, without Lender/Noteholder's prior written consent, borrow money from any third party to pay ad valorem (property) taxes assessed against the Property nor transfer a tax lien against the Property pursuant to Section 32.06 of the Texas Tax Code, or any successor statute. Unless Lender/Noteholder shall give prior written consent thereto, any such authorization given by Borrowers shall be void and of no force or effect, and any transfer of tax lien under such authority, and/or any deed of trust executed by Borrowers for the benefit of the transferee of any such tax lien, shall likewise be void and of no force or effect. In order to be effective, written consent by the Lender/Noteholder under

this paragraph must be duly executed by an officer of Lender/Noteholder and recorded prior to date of the authorization by Borrowers to which it relates in the real property records of each county in which the Property, or any portion thereof, is located.

Release of Guarantors. Lender/Noteholder releases Joel Katz and Valerie Katz from their obligations as Guarantors of the Note and Deed of Trust.

EXECUTED Effective March 12, 2019.

OBLIGOR:

CIBOLO RODEO, LTD.

BY: FM CIBOLO, LLC, D/B/A FMCP, LLC,
A DELAWARE LIMITED LIABILITY COMPANY,
ITS GENERAL PARTNER

BY: FARM TO MARKET DEVELOPMENT PARTNERS, LP,
A DELAWARE LIMITED PARTNERSHIP,
ITS SOLE MEMBER

BY: CIBOLO CREEK PARTNERS, LLC,
A DELAWARE LIMITED LIABILITY COMPANY,
ITS GENERAL PARTNER

BY: ______________________
B. J. PARISH, VICE PRESIDENT

ACCEPTED AND AGREED TO BY THE
OWNER AND HOLDER OF SAID NOTE:

TAMIR ENTERPRISES, LTD.

BY: T.R., L.C., GENERAL PARTNER

BY: ______________________
DANIELLA RITTER

THE STATE OF TEXAS *
*
COUNTY OF Midland *

This instrument was acknowledged before me on the 4th day of March, 2020, by B. J. Parish, Vice President of Cibolo Creek Partners, LLC, a Delaware limited liability company, on behalf of said company, and said company acknowledged this instrument as General Partner on behalf of Farm to Market Development Partners, LP, a Delaware limited partnership, said partnership acknowledged this instrument as sole member of FM Cibolo, LLC, d/b/a FMCP, LLC, a Delaware limited liability company, on behalf of said company, and the company acknowledged this instrument as General Partner on behalf of Cibolo Rodeo, Ltd., a partnership.

MICHELLE LYNN LANDER
Notary Public, State of Texas
Comm. Expires 09-25-2020
Notary ID 157035-7

NOTARY PUBLIC, STATE OF TEXAS

THE STATE OF TEXAS *
*
COUNTY OF BEXAR *

This instrument was acknowledged before me on the 5 day of March, 2020, by Daniella Ritter, Manager, on behalf of T.R., L.C., a Limited Liability Company, and that company acknowledged this instrument as General Partner on behalf of Tamir Enterprises, Ltd., a Texas limited partnership.

JUMEIDA LOPEZ
Notary Public, State of Texas
Comm. Expires 06-23-2021
Notary ID 12369493

NOTARY PUBLIC, STATE OF TEXAS

AFTER RECORDING RETURN TO:

TAMIR ENTERPRISES, LTD.
C/O BAUCUM LAW FIRM PLLC
1100 N.W. Loop 410, # 260
San Antonio, Texas 78213

202099005721
I certify this instrument was ELECTRONICALLY FILED and RECORDED in the OFFICIAL PUBLIC RECORDS of Guadalupe County, Texas on 03/06/2020 10:32:31 AM PAGES: 6 LEAH
TERESA KIEL, COUNTY CLERK

Teresa Kiel